Exhibit 99.2

AMENDMENT NO. 9 TO THIRD AMENDED AND RESTATED
CREDIT AND REIMBURSEMENT AGREEMENT

Dated as of December 29, 2006

AMENDMENT NO. 9 TO THIRD AMENDED AND RESTATED CREDIT AND REIMBURSEMENT AGREEMENT (this “Amendment”) among The AES Corporation, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors, the Bank Parties listed on the signature pages hereto (the “Committing Banks”), CITICORP USA, INC., as administrative agent (the “Agent”) and CITIBANK, N.A., as Collateral Agent, for the Bank Parties (the “Collateral Agent”).

PRELIMINARY STATEMENTS

(1)           WHEREAS, the Borrower is party to a Third Amended and Restated Credit and Reimbursement Agreement dated as of March 17, 2004 (as amended, amended and restated, supplemented or otherwise modified up to the date hereof, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement) among the Subsidiary Guarantors, the Bank Parties, CITIGROUP GLOBAL MARKETS, INC., as Lead Arranger and Book Runner, BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Runner and as Co-Syndication Agent (for the Initial Term Loan Facility), DEUTSCHE BANK SECURITIES INC., as Lead Arranger and Book Runner (for the Initial Term Loan Facility), UNION BANK OF CALIFORNIA, N.A., as Co-Syndication Agent (for the Initial Term Loan Facility) and as Lead Arranger and Book Runner and as Syndication Agent (for the Revolving Credit Facility), LEHMAN COMMERCIAL PAPER INC., as Co-Documentation Agent (for the Initial Term Loan Facility), UBS SECURITIES LLC, as Co-Documentation Agent (for the Initial Term Loan Facility), SOCIÉTÉ GÉNÉRALE, as Co-Documentation Agent (for the Revolving Credit Facility), CREDIT LYONNAISE NEW YORK BRANCH, as Co-Documentation Agent (for the Revolving Credit Facility), the Agent and the Collateral Agent;

(2)           WHEREAS, pursuant to Section 2.18 of the Credit Agreement, the Borrower has requested an increase in the Commitments under the Revolving Credit Loan Facility (a “Revolving Credit Loan Commitment Increase”);

(3)           WHEREAS, the Committing Banks are willing to participate in such Revolving Credit Loan Commitment Increase and have executed counterparts to this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.              Amendments.  As of the Effective Date, the Credit Agreement is hereby amended as follows:

(a)           Appendix I to the Credit Agreement is replaced in its entirety with Appendix I to this Amendment.

SECTION 2.              Assumptions.   As of the Effective Date, each Committing Bank agrees that it shall succeed to the rights and be obligated to perform the obligations of a Bank Party under the Credit Agreement with a Revolving Credit Loan Commitment in an amount equal to the amount set forth opposite its name on Appendix I to this Amendment.

SECTION 3.              Independent Investigation.  Each Committing Bank acknowledges that it has, independently and without reliance on the Agent or any other Bank Party, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

SECTION 4.              Conditions to Effectiveness.  This Amendment shall become effective when, and only when, and as of the date (the “Effective Date”) on which (a) the Agent shall have received counterparts of this Amendment executed by the Borrower and each of the Subsidiary Guarantors, each of the Revolving Fronting Banks listed on the signature pages hereto and each of the Committing Banks or, as to any of the Committing Banks, advice satisfactory to the Agent that such Committing Bank has executed this Amendment, (b) the Agent shall have received payment of all accrued fees and expenses of the Agent (including the reasonable and accrued fees of counsel to the Agent invoiced on or prior to the date hereof), (c) the Agent shall have received a favorable opinion of the Counsel of the Borrower regarding the due authorization, execution and delivery of this Amendment and other matters reasonably requested by the Agent, (d) the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the Effective Date, to the effect that, after giving effect to this Amendment: (i) the representations and warranties contained in each of the Financing Documents are true and correct in all material respects on and as of the Effective Date as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (ii) no Default has occurred and is continuing, (e) the Agent shall have received certified copies of resolutions of the Board of Directors (or a committee thereof) of the Loan Parties approving the Revolving Credit Loan Commitment Increase and this Amendment and (f) no Revolving Credit Loans shall be outstanding.

SECTION 5.              Representations and Warranties.  The Borrower represents and warrants as follows:

(a)           The representations and warranties contained in each of the Financing Documents, after giving effect to this Amendment, are correct in all material respects on and as of the date of this Amendment, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b)           After giving effect to this Amendment, no Default has occurred and is continuing on the date hereof.

SECTION 6.              Reference to and Effect on the Financing Documents.

(a)           On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified hereby.

(b)           The Credit Agreement, the Notes and each of the other Financing Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Financing Documents, in each case as modified by this Amendment.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Credit Agreement or the other Financing Documents, nor constitute a waiver of any provision of the Credit Agreement or the other Financing Documents.

SECTION 7.              Affirmation of Subsidiary Guarantors.  Each Subsidiary Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Subsidiary Guarantor contained in Article IX of the Credit Agreement or in any other Financing Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in Article IX of the Credit Agreement and in each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as modified by this Amendment.  Without limiting the generality of the foregoing, the Collateral Documents to which such Subsidiary Guarantor is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Secured Obligations (in each case, as defined therein).

SECTION 8.              GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.              WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE COLLATERAL TRUSTEES OR THE AGENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION 10.            Execution in Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 11.            Costs and Expenses.  The Borrower hereby agrees to pay all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Amendment, including, without limitation, the fees and expenses of the Collateral Trustees’ and the Agent’s counsel and other out-of-pocket expenses related hereto.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

THE AES CORPORATION,
as Borrower

By:	/s/ Willard C. Hoagland, III
Title: Vice President and Treasurer
Address: 4300 Wilson Boulevard
Arlington, VA 22203
Fax: (703) 528-4510

SUBSIDIARY GUARANTORS:

AES HAWAII MANAGEMENT COMPANY, INC.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland, III
Title: Treasurer
Address:
Fax:

AES NEW YORK FUNDING, L.L.C.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland, III
Title: Treasurer
Address:
Fax:

AES OKLAHOMA HOLDINGS, L.L.C.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland, III
Title: Authorized Representative
Address:
Fax:

AES WARRIOR RUN FUNDING, L.L.C.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland, III
Title: Treasurer
Address:
Fax:

AGENTS:

CITICORP USA, INC.,
as Agent and as a Revolving Fronting Bank

By:	/s/ Nietzsche Rodricks
Title: Vice President
Address: 388 Greenwich Street, 21st Floor
New York, NY 10013
Fax: (212) 816-8098
Attention: Nietzsche Rodricks
Email: oploanswebadmin@citigroup.com

CITIBANK N.A.,
as Collateral Agent

By:	/s/ Nietzsche Rodricks
Title: Vice President
Address: 388 Greenwich Street, 21st Floor
New York, NY 10013
Fax: (212) 816-8098
Attention: Nietzsche Rodricks

Bank of America, N.A.,
as a Revolving Fronting Bank

By:	/s/ Patrick Martin
Name: Patrick Martin
Title: Vice President
Address:
Fax:
Attention:

Deutsche Bank Trust Company Americas,
as a Revolving Fronting Bank

By:	/s/ Marcus M. Tarkington	By:	/s/ Scott Lindsey
	Name: Marcus M. Tarkington		Name: Scott Lindsey
	Title: Director		Title: Director
Address:
Fax:
Attention:

Lehman Commercial Paper, Inc.,
as a Revolving Fronting Bank

By:	/s/ Frank P. Turner
Name: Frank P. Turner
Title: Vice President
Address:
Fax:
Attention:

UBS AG, Stamford Branch,
as a Revolving Fronting Bank

By:	/s/ Irja R. Osta	By:	/s/ Mary E. Evans
	Name: Irja R. Osta		Name: Mary E. Evans
	Title: Associate Director		Title: Associate Director
Address:
Fax:
Attention:

Union Bank California, N.A.,
as a Revolving Fronting Bank

By:	/s/ Alex Wernberg
Name: Alex Wernberg
Title: Senior Vice President
Address:
Fax:
Attention:

CALYON New York Branch,
as a Revolving Fronting Bank

By:	/s/ Nina Eshoo	By:	/s/ Gayer D. Bellamy
	Name: Nina Eshoo		Name: Gayer D. Bellamy
	Title: Managing Director		Title: Director
Address:
Fax:
Attention:

Société Générale - New York Branch
as a Revolving Fronting Bank

By:	/s/ Yao Wang
Name: Yao Wang
Title: Vice President
Address:
Fax:
Attention:

Morgan Stanley Bank,
as a Committing Bank

By:	/s/ Daniel Twenge
Name: Daniel Twenge
Title: Authorized Signatory
Address:
Fax:
Attention:

Appendix I

Revolving Credit Loan Facility

Name of Revolving Credit Loan Bank	Revolving Credit Loan Commitment
Bank of America, N.A.	$60,000,000
Citicorp USA, Inc.	60,000,000
Credit Suisse, Cayman Islands Branch	60,000,000
Deutsche Bank Trust Company Americas	60,000,000
JPMorgan Chase Bank, N.A.	60,000,000
Lehman Commercial Paper Inc.	60,000,000
Union Bank of California, N.A.	60,000,000
UBS AG, Stamford Branch	40,000,000
Barclays Bank PLC	35,000,000
CALYON New York Branch	35,000,000
Merrill Lynch Capital Corporation	35,000,000
Morgan Stanley Bank	35,000,000
Société Générale - New York Branch	35,000,000
Goldman Sachs Credit Partners L.P.	30,000,000
ABN Amro Bank N.V.	25,000,000
BNP Paribas	25,000,000
United Overseas Bank Ltd.	20,000,000
WestLB AG, New York Branch	15,000,000

Total	$750,000,000